Exhibit 10.4

EXPEDIA CONFIDENTIAL

February 19, 2009

David Cathcart

Chief Financial Officer

TRX, Inc.

2970 Clairmont Road

Suite 300

Atlanta, GA 30329

Re:	Letter of Amendment

Dear David:

The purpose of this letter is to document certain amendments to the pricing and other terms set forth in the Master Service Agreement, dated January 1, 2007, as amended, and associated exhibits and statements of work thereunder (collectively, the “Agreement”) between Expedia, Inc., (“Expedia”) and TRX, Inc. (“TRX”), and/or their respective subsidiaries. Capitalized terms, where not defined herein, will have the meanings set forth in the Agreement. Expedia and TRX now agree to further amend the Agreement as follows:

•	Pricing. The pricing in Appendix 1 to Exhibit B (Pricing for Common Services) shall be modified in accordance with the pricing set forth in the attached Exhibit 1.

•

Exclusivity for Certain * Processes. During 2009, except as otherwise agreed by the Parties in writing, TRX will be the exclusive third-party provider of the Services listed in the attached Exhibit 2 for the * Points of Sale (the “Select Services”).*

*

* Confidential Treatment Requested

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•

Training *. At Expedia’s request, TRX will provide reasonable assistance to (a) design training curriculum, (b) develop training documents, and/or (c) train *. Such training services will be billed at the hourly rates set forth in Appendix 1 of Exhibit B of the Agreement. Expedia will reimburse TRX for all travel and travel related expenses incurred in connection with such training services. Such expenses must be approved by Expedia in advance and billed to Expedia without additional markup or administrative fees.

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* Confidential Treatment Requested

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•	Settlement and Reporting. *

•	Except as expressly set forth in this Letter of Amendment, the Agreement will remain in full force and effect in accordance with its terms.

Please acknowledge your agreement to the foregoing by signing in the space provided below and returning a signed copy to me as soon as possible. If you do not agree with any of the foregoing, please contact me as soon as possible so that we can determine how best to proceed.

Yours truly,

Expedia, Inc.

/s/ Kerri Landeis
Kerri Landeis
Vice President, Global Supply Operations

Acknowledged and Agreed:

TRX, Inc.

By:	/s/ David D. Cathcart

Title:	CFO

Date Signed:	3 March 2009

* Confidential Treatment Requested

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EXHIBIT 1

MODIFIED PRICING

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* Confidential Treatment Requested

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EXHIBIT 2

SELECT SERVICES

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* Confidential Treatment Requested

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EXHIBIT 3

PROCESSES

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* Confidential Treatment Requested

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